UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2010

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699 Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The information in Item 2.01 below is incorporated into this Item 1.01 by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

On March 12, 2010, pursuant to an Asset Purchase Agreement dated as of February 16, 2010 (the “Nevada APA”) by and among Li3 Energy, Inc., a Nevada corporation (“we” or the “Company”), Next Lithium Corp., an Ontario corporation, and Next Lithium (Nevada) Corp., a Nevada corporation (together, “Next Lithium”), we acquired all of Next Lithium’s interests in and rights under (a) an agreement dated October 30, 2009 (the “CSV, LM and MW Option Agreement”), pursuant to which GeoXplor Corp., a Nevada corporation (“GeoXplor”), granted to Next Lithium the sole, exclusive and irrevocable right and option (the “CSV, LM and MW Option”), exercisable in the manner described below, to acquire a 100% beneficial interest in the association placer mining claims known as the CSV Placer Mineral Claims, LM Placer Mineral Claims and MW Placer Mineral Claims; and (b) an agreement dated October 30, 2009 (the “BSV Option Agreement,” and, together with the CSV, LM and MW Option Agreement, the “Option Agreements”), pursuant to which GeoXplor granted to Next Lithium the sole, exclusive and irrevocable right and option (the “BSV Option,” and, together with the CSV, LM and MW Option, the “Options”), exercisable in the manner described below, to acquire a 100% beneficial interest in the association placer mining claims known as the BSV Placer Mineral Claims; as well as all associated rights and records.

The CSV Placer Mineral Claims, LM Placer Mineral Claims, MW Placer Mineral Claims and BSV Placer Mineral Claims (the “Nevada Claims”) cover up to 170,000 acres in Big Smokey Valley near Tonopah in west central Nevada.  Below are maps showing the location of the Nevada Claims.

Under the terms of the Nevada APA, we acquired the Options and associated rights in exchange for 4,000,000 restricted shares of our common stock.  The Nevada APA contains customary representations, warranties and indemnifications by Next Lithium.  2,500,000 of these shares of our common stock will be held in escrow for one year against any indemnifiable liabilities that may arise.  If the shares of our common stock retained by Next Lithium cannot be resold under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without restriction at any time following the 13th month after closing due to our status as a former “shell” company and our failure to file required reports with the Securities and Exchange Commission, and not because of any fault of Next Lithium, then we must register such shares for resale under the Securities Act.

On February 16, 2010, the Company, Next Lithium and GeoXplor entered into (a) an amendment to each of the Option Agreements and (b) a consent to assignment, in which GeoXplor consented to the assignment of the Option Agreements by Next Lithium to the Company.

Under the CSV, LM and MW Option Agreement, as amended, we paid GeoXplor $311,607 on the closing of the acquisition under the Nevada APA, subject to a $50,000 hold back for a period of 12 months, conditioned on registration of all of the CSV Placer Mineral Claims, LM Placer Mineral Claims and MW Placer Mineral Claims.  For each such claim (other than certain claims that are lode claims and certain claims that are on land withdrawn by the Secretary of the Interior for a solar energy study area) that is unable to be registered for any reason prior to the end of such period, $500 will be forfeited by GeoXplor out of the $50,000 hold back.  In addition, on the closing of the acquisition under the Nevada APA, Next Lithium assigned to GeoXplor 500,000 of the restricted shares of our common stock received by Next Lithium under the Nevada APA.  These 500,000 shares assigned to GeoXplor carry “piggyback” registration rights until the earlier of: (a) February 16, 2012 or (b) the date on which all such shares may immediately be sold under Rule 144 during any 90-day period.

Under the BSV Option Agreement, as amended, we will pay to GeoXplor $100,000 on April 30, 2010.  In addition, on the closing of the acquisition under the Nevada APA, Next Lithium assigned to GeoXplor 1,000,000 of the restricted shares of our common stock received by Next Lithium under the Nevada APA.  These 1,000,000 shares assigned to GeoXplor carry “piggyback” registration rights until the earlier of: (a) February 16, 2012 or (b) the date on which all such shares may immediately be sold under Rule 144 during any 90-day period.

Furthermore, under the BSV Option Agreement, as amended, we will pay to GeoXplor $75,000 on October 30, 2010 and $75,000 on April 30, 2011.  In addition, we agree to spend a minimum of $500,000 by October 30, 2010, an additional $750,000 by October 30, 2011 and an additional $750,000 by October 30, 2012, on exploration, development, reclamation and related work on the BSV Placer Mineral Claims.

The assets acquired by the Company consist solely of undeveloped, unpatented mining claims and have had no operations or revenues.

Following the closing of the acquisition under the Nevada APA, we plan to begin an exploration program that we expect will include surface sampling, regional and detailed seismic surveys, and diamond drilling and pumping tests. We estimate that the exploration program will cost approximately $1.5 million and be completed by the fourth quarter of 2010.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(d)  Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of February 16, 2010, among the Registrant, Next Lithium Corp. and Next Lithium (Nevada) Corp.
10.2
Option Agreement, dated October 30, 2009, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.), relating to the CSV Placer Mineral Claims, LM Placer Mineral Claims and MW Placer Mineral Claims

10.3	Option Agreement, dated October 30, 2009, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.), relating to the BSV Placer Mineral Claims
10.4	Amendment to CSV, LM and MW Option Agreement, dated as of February 16, 2010, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.)
10.5	Amendment to BSV Option Agreement, dated as of February 16, 2010, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.)
10.6
Consent to Assignment Agreement, dated as of February 16, 2010, among GeoXplor Corp., Next Lithium Corp., Next Lithium (Nevada) Corp. and the Registrant, relating to the CSV, LM and MW Option Agreement and the BSV Option Agreement

10.7	Registration Rights Agreement, dated as of February 16, 2010, among the Registrant, Next Lithium Corp. and Next Lithium (Nevada) Corp.
10.8	Escrow Agreement, dated as of February 16, 2010, among the Registrant, Next Lithium Corp., Next Lithium (Nevada) Corp. and Gottbetter & Partners, LLP, as escrow agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: March 18, 2010	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of February 16, 2010, among the Registrant, Next Lithium Corp. and Next Lithium (Nevada) Corp.
10.2
Option Agreement, dated October 30, 2009, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.), relating to the CSV Placer Mineral Claims, LM Placer Mineral Claims and MW Placer Mineral Claims

10.3	Option Agreement, dated October 30, 2009, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.), relating to the BSV Placer Mineral Claims
10.4	Amendment to CSV, LM and MW Option Agreement, dated as of February 16, 2010, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.)
10.5	Amendment to BSV Option Agreement, dated as of February 16, 2010, among GeoXplor Corp. and the Registrant (as successor to Next Lithium Corp. and Next Lithium (Nevada) Corp.)
10.6
Consent to Assignment Agreement, dated as of February 16, 2010, among GeoXplor Corp., Next Lithium Corp., Next Lithium (Nevada) Corp. and the Registrant, relating to the CSV, LM and MW Option Agreement and the BSV Option Agreement

10.7	Registration Rights Agreement, dated as of February 16, 2010, among the Registrant, Next Lithium Corp. and Next Lithium (Nevada) Corp.
10.8	Escrow Agreement, dated as of February 16, 2010, among the Registrant, Next Lithium Corp., Next Lithium (Nevada) Corp. and Gottbetter & Partners, LLP, as escrow agent